UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2009
ROCKY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-21026	31-1364046

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39 East Canal Street, Nelsonville, Ohio		45764

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (740) 753-1951
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 31, 2009, Rocky Brands, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Borrowers”) entered into Amendment No. 2 to the Amended and Restated Loan and Security Agreement (the “Amendment”) with GMAC Commercial Finance LLC, as administrative agent and sole lead arranger for the Lenders (“GMAC CF”), Bank of America, N.A., as syndication agent, and Charter One Bank, N.A., as documentation agent. A copy of the Amended and Restated Loan and Security Agreement between the Borrowers and GMAC CF was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated May 25, 2007, filed with the Securities and Exchange Commission on May 30, 2007, and is incorporated herein by reference.
     The Amendment provides that the commitment under the revolving portion of the credit facility is reduced from $100,000,000 to $85,000,000, and that the maturity date is extended from January 5, 2010 to April 30, 2012. The Amendment also increases the Applicable Margin, as defined in the Amendment, and provides that the Company shall maintain certain Capital Expenditures, as defined in the Agreement, until maturity of the facility.
     The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     See “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.		Description

10.1	*
Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of March 31, 2009, by and among Rocky Brands, Inc., Lifestyle Footwear, Inc., Rocky Brands Wholesale LLC, Lehigh Outfitters, LLC, and Rocky Brands International, LLC, as Borrowers, GMAC Commercial Finance LLC, as administrative agent and sole lead arranger for the Lenders, Bank of America, N.A., as syndication agent, and Charter One Bank, N.A., as documentation agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.

Date: April 3, 2009	By:	/s/ James E. McDonald
James E. McDonald,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description

10.1	*
Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of March 31, 2009, by and among Rocky Brands, Inc., Lifestyle Footwear, Inc., Rocky Brands Wholesale LLC, Lehigh Outfitters, LLC, and Rocky Brands International, LLC, as Borrowers, GMAC Commercial Finance LLC, as administrative agent and sole lead arranger for the Lenders, Bank of America, N.A., as syndication agent, and Charter One Bank, N.A., as documentation agent.

4